                                                                     Exhibit 4.4

                      ------------------------------------

                            BRILL MEDIA COMPANY, LLC,

                                       and

                          BRILL MEDIA MANAGEMENT, INC.

                                   as Issuers,

                                       and

                            THE SUBSIDIARY GUARANTORS
                                  named herein

                                       and

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                   as Trustee

                                  $105,000,000

                       12% SENIOR NOTES DUE 2007, SERIES A
                       12% SENIOR NOTES DUE 2007, SERIES B

                      ------------------------------------

                      ------------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                        DATED AS OF _______________, 1998


                      ------------------------------------

      This First Supplemental Indenture (the "First Supplemental Indenture") dated as of ______________, 1998, among Brill Media Company, LLC, a Virginia limited liability company ("BMC"), Brill Media Management, Inc., a Virginia corporation ("Media", and collectively with BMC, the "Issuers"), the Subsidiary Guarantors listed on Schedule I attached to the Indenture referred to below (the "Original Subsidiary Guarantors") and the Subsidiary Guarantors listed on
Schedule I attached hereto (the "New Subsidiary Guarantors" and, collectively with the Original Subsidiary Guarantors, the "Subsidiary Guarantors") as Subsidiary Guarantors and United States Trust Company of New York, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

      The Issuers and the Subsidiary Guarantors are entering into this First Supplemental Indenture to the Indenture dated as of December 30, 1997 as amended and supplemented from time to time (the "Indenture") among the Issuers, the original Subsidiary Guarantors, and the Trustee, and have requested the Trustee to execute the same in order to insure that all things necessary to make the Securities (as defined) the valid obligations of the New Subsidiary Guarantors and to make this First Supplemental Indenture a part of the Indenture and a valid and binding agreement of the Trustee, the Issuers, and the Subsidiary Guarantors shall have been done.

      Accordingly, for and in consideration of the matters hereinafter set forth and for other good and valuable consideration, the Issuers, the Subsidiary Guarantors, and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined) of the Securities:

                                   ARTICLE IA

                           INCORPORATION BY REFERENCE;
                     NEW RESTRICTED SUBSIDIARIES; GUARANTEES

SECTION 1A.01. INCORPORATION BY REFERENCE.

      This First Supplemental Indenture hereby is made and becomes a part of the Indenture, and all definitions and provisions of the Indenture are hereby incorporated herein as a part hereof by this reference as if set forth herein word for word. All provisions of the Indenture shall remain in full force and effect and be binding upon all parties hereto as if expressly set forth herein.

SECTION 1A.02. NEW RESTRICTED SUBSIDIARIES; GUARANTEES.

      (a) Each New Subsidiary Guarantor, as a newly organized Restricted Subsidiary of the Issuer, by this First Supplemental Indenture hereby acknowledges its liability as and becomes a Subsidiary Guarantor subject to all provisions of the Indenture.

      (b) The New Subsidiary Guarantors (in aid and not in limitation of the provisions of the Indenture) hereby jointly and severally irrevocably and unconditionally guarantee, as primary obligors and not as a surety, to each Securityholder of a Security heretofore or hereafter authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities, or the Obligations of the Issuers hereunder or thereunder: (i) the due and punctual payment of the principal, premium, if any, interest (including post-petition interest in any proceeding under any Bankruptcy Law whether or not an allowed claim in such proceeding) on overdue principal, premium, if any, and interest, if lawful, on such Security; and (ii) all other monetary Obligations payable by the Issuers under the Indenture (including under Section 7.07 of the Indenture) and the Securities (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), when and as the same shall become due and payable, whether by acceleration thereof, call for redemption or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), in accordance with the terms of any such Security and of the Indenture, subject, however, in the case of (i) and (ii) above, to the limitations set forth in Section 10.04 of the Indenture. Each New Subsidiary Guarantor hereby agrees that its Obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any failure to enforce the provisions of any such Security or the Indenture, any waiver, modification, or indulgence granted to the Issuers with respect thereto, the recovery of any judgment against an Issuer, any action to enforce the same, by the Securityholders or the Trustee, the recovery of any judgment against an Issuer, any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. Each New Subsidiary Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of a merger or bankruptcy of an Issuer, any right to require a proceeding first against the Issuers, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee shall not be discharged as to any such Security except by payment in full of the principal thereof, premium, if any, and all accrued interest thereon.

      (c) Each New Subsidiary Guarantor further agrees that the Subsidiary Guarantee of each New Subsidiary Guarantor constitutes a guarantee of payment, performance, and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Securityholder or the Trustee to any Security held for payment of the Guaranteed Obligations.

      (d) Each New Subsidiary Guarantor agrees that it shall not be entitled to, and hereby irrevocably waives, any right of subrogation in relation to the Securityholders or the Trustee in respect of any Guaranteed Obligations. Each New Subsidiary Guarantor further agrees that, as between such New Subsidiary Guarantor, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Article 6 of the Indenture for the purposes of such New Subsidiary Guarantor's Subsidiary Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any Declaration of acceleration of such Guaranteed Obligations as provided in Article 6 thereof, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such New Subsidiary Guarantor for the purpose of Article 10 of the Indenture.

      (e) Each New Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Securityholder in enforcing any rights under Article 10 of the Indenture.

SECTION 1A.03. EXECUTION AND DELIVERY.

      (a) Each New Subsidiary Guarantor hereby agrees that a notation of its Subsidiary Guarantee may be placed on each Security authenticated and delivered by the Trustee.

      (b) This First Supplemental Indenture shall be executed on behalf of each New Subsidiary Guarantor by a duly authorized officer or member.

      (c) The delivery of any Security by the Trustee, after authentication thereof under the Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this First Supplemental Indenture on behalf of each New Subsidiary Guarantor.

SECTION 1A.04. SUBSIDIARY GUARANTEE UNCONDITIONAL, ETC.

      Upon failure of payment when due of any Guaranteed Obligation for whatever reason, each New Subsidiary Guarantor will be obligated to pay the same immediately. Each New Subsidiary Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of: the recovery of any judgment against an Issuer or any Subsidiary Guarantor; any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of an Issuer under the Indenture or any Security, by operation of law or otherwise; any modification or amendment of or supplement to the Indenture or any Security; any change in the corporate or company existence, structure or ownership of an Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting an Issuer or its assets or any resulting release or discharge of any obligation of an Issuer contained in the Indenture or any Security; or the existence of any claim, set-off or other rights, that any Subsidiary Guarantor may have at any time against an Issuer, the Trustee, any Securityholder, or any other Person, whether in connection herewith or any unrelated transaction; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; any invalidity or unenforceability relating to or against any Issuer for any reason of the Indenture or any Security, or any provision of applicable law or regulation purporting to prohibit the payment by an Issuer of the principal, premium, if any, or interest on any Security or any other Guaranteed Obligation; or any other act or omission to act or delay of any kind by an Issuer, the Trustee, any Securityholder or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Subsidiary Guarantors' obligations hereunder. Each New Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of an Issuer, any right to require a proceeding first against the Issuers, protest, notice and all demand whatsoever and covenants that its Subsidiary Guarantee will not be discharged except by the complete performance of the obligations contained in the Securities and the Indenture. Each New Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until the Indenture shall have terminated and the principal of and interest on the Securities and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of or interest on any Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of an Issuer or otherwise, each New Subsidiary Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and Article 10 of the Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect. Each New Subsidiary Guarantor irrevocably waives any and all rights to which it may be entitled by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Issuers with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuers in respect thereof.

SECTION 1A.05. LIMITATION OF SUBSIDIARY GUARANTOR'S LIABILITY.

      Each New Subsidiary Guarantor, and by its acceptance hereof each Securityholder, hereby confirms that it is the intention of all such parties that the guarantee by such New Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, Federal and state fraudulent conveyance laws, or other legal principles. To effectuate the foregoing intention, the Securityholders and each New Subsidiary Guarantor hereby irrevocably agree that the obligations of such New Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such New Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to Section 10.05 of the Indenture, result in the obligations of such New Subsidiary Guarantor under the Subsidiary Guarantee not constituting such fraudulent transfer or conveyance under federal or state law.

SECTION 1A.06. CONTRIBUTION.

      In order to provide for just and equitable contribution among all Subsidiary Guarantors, the New Subsidiary Guarantors agree, inter se and with all Subsidiary Guarantors, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under its Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Subsidiary Guarantors in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages, and expenses incurred by that Funding Guarantor in discharging the Issuers' obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to the Subsidiary Guarantee.

SECTION 1A.07. RELEASE.

      Upon the sale or disposition of all of the equity interests of a Subsidiary Guarantor to an entity that is not an Issuer or a Subsidiary of an Issuer, which is otherwise in compliance with the Indenture, such Subsidiary Guarantor shall be deemed released from all its obligations under the Indenture without any further action required on the part of the Trustee or any Securityholder and the Subsidiary Guarantee of such Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests that secure, Indebtedness of an Issuer and the other Subsidiary Guarantors shall also terminate upon such release, sale or transfer; provided further, that without limiting the foregoing, any proceeds received by an Issuer or any Subsidiary of an Issuer from such transaction shall be applied as provided in Section 4.10 and Section 3.09 of the Indenture. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Issuers accompanied by an Officers' Certificate certifying as to the compliance with Section 10.06 of the Indenture. Any Subsidiary Guarantor not so released remains liable for the full amount of principal, premium, if any, and interest on the Securities as provided in Article 10 of the Indenture.

SECTION 1A.08. ADDITIONAL SUBSIDIARY GUARANTORS.

      Any Person that was not a Subsidiary Guarantor on the date of this First Supplemental Indenture may become a Subsidiary Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in substantially the form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including, without limitation, the representations and warranties in Article 10) of the Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel complying with Section 9.06 of the Indenture and to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding, and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion). The Subsidiary Guarantee of each Person described in Section 10.07 of the Indenture, including each New Subsidiary Guarantor, shall apply to all Securities theretofore executed and delivered, notwithstanding any failure of such Securities to contain a notation of such Subsidiary Guaranty thereon.

SECTION 1A.09. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

      (a) Nothing contained in the Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into an Issuer or another Subsidiary Guarantor that is a Wholly-Owned Subsidiary of an Issuer or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to an Issuer or another Subsidiary Guarantor that is a Wholly-Owned Subsidiary of an Issuer. Upon any such consolidation, merger, sale, or conveyance, the Subsidiary Guarantee given by such Subsidiary Guarantor shall no longer have any force or effect.

      (b) Nothing contained in the Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a Person or Persons other than an Issuer or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to a Person other than an Issuer or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor); provided, however, that, subject to Sections 10.06 and 10.08(a) of the Indenture, (x) (i) immediately after such transaction and giving effect thereto, no Default or Event of Default shall have occurred as a result of such transaction and be continuing, or (ii) such transaction does not violate any covenants set forth in the Indenture, and (y)
(i) the respective transaction is treated as an Asset Disposition for purposes of Section 4.10 and Section 3.09 of the Indenture or (ii) if the surviving Person is not the Subsidiary Guarantor, each Subsidiary Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, the Subsidiary Guarantee set forth herein, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Subsidiary Guarantor, such successor Person shall succeed to, and be substituted for, the Subsidiary Guarantor with the same effect as if it had been named in the Indenture as a Subsidiary Guarantor.

SECTION 1A.10. SUCCESSORS AND ASSIGNS.

      This agreement shall be binding upon each Subsidiary

Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges conferred upon that party in the Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of the Indenture.

SECTION 1A.11. WAIVER OF STAY, EXTENSION OR USURY LAWS.

      Each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Subsidiary Guarantor from performing its Subsidiary Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of the Indenture; and (to the extent that it may lawfully do so) each such Subsidiary Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such Power as though no such law had been enacted.

                                   ARTICLE 2A

                                  MISCELLANEOUS

SECTION 2A.01. TRUST INDENTURE ACT CONTROLS.

      If any provision of the Indenture limits, qualifies, or conflicts with another provision that is required to be included in the Indenture by the TIA, the required provision shall control. Until such time as the Indenture becomes qualified under the TIA, the Issuers, the Subsidiary Guarantors, and the Trustee shall be deemed subject to and governed by the TIA as if the Indenture were so qualified on the date thereof.

SECTION 2A.02. SEPARABILITY.

      In case any provision in this First Supplemental Indenture shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 2A.03. NO THIRD PARTY BENEFITS.

      Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture, and the Holders of the Securities, any benefit or any legal or equitable right, remedy, or claim under the Indenture.

SECTION 2A.04. CONTINUANCE OF INDENTURE.

      This First Supplemental Indenture supplements the Indenture and shall be a part of and subject to all the terms thereof. The Indenture, as supplemented by this First Supplemental Indenture, shall continue in full force and effect.

SECTION 2A.05. THE TRUSTEE.

      The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this First Supplemental Indenture, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

SECTION 2A.06. GOVERNING LAW.

      This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2A.07. COUNTERPARTS.

      This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

                  SIGNATURES:

      ISSUERS:

            BRILL MEDIA COMPANY, LLC

            BRILL MEDIA COMPANY, LLC, a Virginia limited
                  liability company


                  By:  BRILL MEDIA MANAGEMENT, INC., a Virginia
                            corporation, its manager

                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            BRILL MEDIA MANAGEMENT, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                              Alan R. Brill, President

      SUBSIDIARY GUARANTORS:

            BMC HOLDINGS, LLC, a Virginia limited liability company


                  By:  BRILL MEDIA COMPANY, LLC, its manager


                  By:   BRILL MEDIA MANAGEMENT, INC., its manager


                  By:
                     -----------------------------------------------------
                              Alan R. Brill, President

            READING RADIO, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            TRI-STATE BROADCASTING, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            NORTHERN COLORADO RADIO, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            NCR II, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            CENTRAL MISSOURI BROADCASTING, INC., a Virginia
              corporation


                  By:
                     -----------------------------------------------------

                        Alan R. Brill, Vice President

            CMB II, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            NORTHLAND BROADCASTING, LLC, a Virginia limited
              liability company


                  By:   Northland Holdings, LLC, a Virginia
                          limited liability company, its manager


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia
                          limited liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NB II, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            CENTRAL MICHIGAN NEWSPAPERS, INC., a Virginia
              corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            CADILLAC NEWSPAPERS, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            CMN ASSOCIATED PUBLICATIONS, INC., a Virginia
              corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            CENTRAL MICHIGAN DISTRIBUTION CO., L.P.


                  By:  Central Michigan Distribution Co., Inc.
                               Its general partner


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            CENTRAL MICHIGAN DISTRIBUTION CO., INC.,
               a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            GLADWIN NEWSPAPERS, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            GRAPH ADS PRINTING, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            MIDLAND BUYER'S GUIDE, INC., a Virginia corporation

                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            ST. JOHNS NEWSPAPERS, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            HURON P.S., LLC, a Virginia limited liability company


                  By:   Huron Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            HURON NEWSPAPERS, LLC, a Virginia limited liability
              company


                  By:   Huron Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            HURON HOLDINGS, LLC, a Virginia limited liability
              company


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NORTHERN COLORADO HOLDINGS, LLC, a Virginia limited
              liability company


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NCR III, LLC, a Virginia limited liability company


                  By:   NCH II, LLC, a Virginia limited liability
                              company, its manager


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager

                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NCH II, LLC, a Virginia limited liability company


                  By:  BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NORTHLAND HOLDINGS, LLC, a Virginia limited liability
              company


                  By:  BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            CMN HOLDING, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            BRILL RADIO, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            BRILL NEWSPAPERS, INC.


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            UPPER MICHIGAN NEWSPAPERS, LLC, a Virginia limited
              liability company


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            UPPER MICHIGAN HOLDINGS, LLC, a Virginia limited
              liability company


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            CENTRAL PRINTING SERVICE, LLC, a Virginia limited
              liability company


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            ADVERTISERS P.S., LLC, a Virginia limited liability
              company


                  By:   BMC Holdings, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Company, LLC, a Virginia limited
                          liability company, its manager


                  By:   Brill Media Management, Inc., a Virginia
                          corporation, its manager


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            UPPER MICHIGAN MANAGEMENT, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            UPPER MICHIGAN HOLDINGS, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                        Alan R. Brill, Vice President

            HURON HOLDINGS MANAGEMENT, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            HURON NEWSPAPERS MANAGEMENT, INC., a Virginia
              corporation


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            HURON P.S. MANAGEMENT, INC., a Virginia corporation


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NORTHLAND HOLDINGS MANAGEMENT, INC., a Virginia
              corporation

                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NORTHLAND BROADCASTING MANAGEMENT, INC.


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            NORTHERN COLORADO HOLDINGS MANAGEMENT, INC.


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

            BMC HOLDINGS, INC.


                  By:
                     -----------------------------------------------------
                            Alan R. Brill, President

      TRUSTEE:

            UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                  By:
                     -----------------------------------------------------
                        Name:
                        Title:

                                   SCHEDULE I

                            NEW SUBSIDIARY GUARANTORS

                         Upper Michigan Newspapers, LLC
                          Upper Michigan Holdings, LLC
                         Upper Michigan Management, Inc.
                          Upper Michigan Holdings, Inc.
                          Central Printing Service, LLC
                              Advertisers P.S., LLC
                         Huron Holdings Management, Inc.
                        Huron Newspapers Management, Inc.
                           Huron P.S. Management, Inc.
                       Northland Holdings Management, Inc.
                     Northland Broadcasting Management, Inc.
                   Northern Colorado Holdings Management, Inc.
                               BMC Holdings, Inc.